RECORDATION REQUESTED BY:
Cornerstone Bank, Bismarck Main Office, 1806 N 12th Street, Bismarck, ND 58501

WHEN RECORDED MAIL TO:
Cornerstone Bank, Bismarck Main Office, 1806 N 12th Street, Bismarck, ND 58501

SEND TAX NOTICES TO:
RED TRAIL ENERGY, LLC; PO BOX 11; RICHARDTON, ND 58652

FOR RECORDER'S USE ONLY

MODIFICATION OF MORTGAGE

HLP0253

THIS MODIFICATION OF MORTGAGE dated October 28, 2022, is made and executed between RED TRAIL ENERGY, LLC, A North Dakota Limited Liability Company, whose address is 3682 HWY 8 SOUTH, RICHARDTON, ND 58652 (referred to below as "Grantor") and Cornerstone Bank, whose address is 1806 N 12th Street, Bismarck, ND 58501 (referred to below as "Lender").

MORTGAGE. Lender and Grantor have entered into a Mortgage dated January 22, 2020 (the "Mortgage") which has been recorded in STARK County, State of North Dakota, as follows:

A Mortgage recorded February 5, 2020 as Document No. 3156425, Modification recorded July 21, 2020 as Document No. 3159502, Modification recorded February 2, 2021 as Document No. 3163468, Modification recorded April 19, 2022 as Document No. 3172018 in the Office of the Stark County Recorder.

REAL PROPERTY DESCRIPTION. The Mortgage covers the following described real property located in STARK County, State of North Dakota:

See Exhibit A, which is attached to this Modification and made a part of this Modification as if fully set forth herein.

The Real Property or its address is commonly known as 3682 HIGHWAY 8 SOUTH, RICHARDTON, ND 58652. The Real Property tax identification number is 08-0000-01044-200,08-0000-01043-000, 08-0000-01035-100, 42-0011-20409-300, 08-0000-01037-000.

MODIFICATION. Lender and Grantor hereby modify the Mortgage as follows:

The "Note" paragraph in the Mortgage dated January 22, 2020, Modification dated July 13, 2020, Modification dated February 1, 2021, Modification dated April 8, 2022 shall be modified as follows:

The word "Note" means the Promissory Note dated October 28, 2022 in the original

principal amount of $25,000,000.00 and the Promissory Note dated July 13, 2020, in the original principal amount of $5,412,238.00 from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the Promissory Note or Agreement. The Maturity date of this Mortgage is January 31, 2032.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect and are legally valid, binding, and enforceable in accordance with their respective terms. Consent by Lender to this Modification does not waive Lender's right to require strict performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Mortgage (the "Note"). It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF MORTGAGE IS DATED OCTOBER 28, 2022.

GRANTOR:

RED TRAIL ENERGY, LLC

By: ______________________
JODI M JOHNSON, Chief Financial Officer of RED TRAIL ENERGY, LLC

By: ______________________
RONALD D ABERLE, Independent Governor of RED TRAIL ENERGY, LLC

By: ______________________
GERALD M BACHMEIER, Chief Executive Officer of RED TRAIL ENERGY, LLC

LENDER:

CORNERSTONE BANK

X ______________________
CURTIS SKALEY, VP BUSINESS BANKER